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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09585

                           Pioneer Research Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2011 through December 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                       Pioneer Research Fund
--------------------------------------------------------------------------------
                       Annual Report | December 31, 2011
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A PATMX
                       Class B PBTMX
                       Class C PCTMX
                       Class Y PRFYX

                       [LOGO]PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               14
Schedule of Investments                                                       16
Financial Statements                                                          23
Notes to Financial Statements                                                 31
Report of Independent Registered Public Accounting Firm                       39
Approval of Investment Advisory Agreement                                     40
Trustees, Officers and Service Providers                                      44

                          Pioneer Research Fund | Annual Report | 12/31/11     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities

2     Pioneer Research Fund | Annual Report | 12/31/11
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

* Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                          Pioneer Research Fund | Annual Report | 12/31/11     3

Portfolio Management Discussion | 12/31/11

The U.S. equity market experienced a great deal of volatility during the 12 months ended December 31, 2011. The domestic economic recovery appeared to be on track early in 2011, but slowed during the middle months, particularly in the summer. Then, over the final few weeks of 2011, positive economic data spurred a rally that allowed the U.S. equity market, as measured by the Standard & Poor's 500 Index, to eke out a small gain for the full 12-month period ended December 31, 2011. In the following interview, Paul Cloonan discusses the investment environment and Pioneer Research Fund's performance during the 12-month period. Mr. Cloonan, senior vice president and co-head of equity research at Pioneer, is part of the investment team responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for equities during the 12 months ended December 31, 2011?

A Although 2011 started out amid general optimism about the economy and opportunities in the equity market, the confluence of a series of factors created doubts among investors about the strength of the economic recovery. As a consequence, periodic bouts of heightened volatility shook the equity market, undermining stock performance for the full calendar year. The first major cause of concern was the March 2011 earthquake and resulting tsunami in northeastern Japan, which triggered a nuclear plant meltdown and which led to a significant disruption in the global industrial supply chain. Closely following were new reports in the United States indicating that the domestic economic growth rate might be slowing. Meanwhile, growing sovereign-debt problems among some European nations raised concerns about the European banking system and the potentially negative effects that could spread throughout the global economy should Europe's problems deepen. During July and August 2011, the highly partisan and protracted debate in the U.S. Congress over raising the national debt ceiling created new doubts about the ability of the Federal government to deal with economic issues. The debate was soon followed in August by the announcement from the Standard & Poor's (S&P) rating service that it was lowering the credit rating of U.S. Treasury debt from "AAA" for the first time since S&P and its predecessor firms began rating U.S. government debt. Volatility in the equity market was most intense in the late summer of 2011.

     The market environment improved somewhat toward the end of the year as new data tracking gross domestic product (GDP) growth and unemployment suggested that the U.S. economy was improving, albeit slowly. Furthermore, slow, but steady progress by the Europeans towards addressing concerns about the sovereign-debt situation helped the market to recover.

4     Pioneer Research Fund | Annual Report | 12/31/11

Q How did the Fund perform in that environment during the 12 months ended December 31, 2011?

A Pioneer Research Fund Class A shares returned 0.97% at net asset value during the 12 months ended December 31, 2011, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 2.09%. During the same period, the average return of the 1066 mutual funds in Lipper's Large-Cap Core Funds category was -0.67%.

Q What specific factors contributed to the Fund's relative performance compared with the S&P 500 and its Lipper peers over the 12 months ended December 31, 2011?

A Consistent with our strategy, the Fund's relative performance is primarily driven by stock selection rather than sector allocations. Stock selection in the health care, consumer discretionary and financials sectors benefited the Fund's benchmark-relative performance during the 12-month period, while stock selection in industrials, information technology, materials and energy detracted most from relative performance.

Q Given that stock selection typically is the main driver of the Fund's performance, could you discuss some individual stock picks that either contributed to or detracted from the Fund's relative performance over the 12 months ended December 31, 2011?

A In health care, a position in pharmaceutical company Pharmasset was the best-performing stock in the Fund during the 12-month period. Pharmasset has been developing promising treatments for hepatitis and human immunodeficiency virus (HIV) and the company's shares rose sharply during the year. Ultimately, Pharmasset was acquired at a large premium by Gilead Sciences.

     In consumer discretionary, we initiated a Fund position in Chipotle Mexican Grill, a restaurant operator that we believed had strong growth potential, and the company performed well during the 12-month period. Chipotle's restaurants appeal to consumers looking for quality food with quick service in a casual environment. Chipotle's same-store sales growth is among the best in the industry, and management has plans for significant growth in new stores.

     In financials, we initiated a Fund position in Discover Financial Services, and the stock outperformed most others in the sector. Credit card issuers such as Discover have attractive fundamentals, with solid credit quality and strong returns on capital. In addition, Discover's strong capital position has been enabling the company to pay higher dividends and to maintain a stock buyback program.

     On the negative side, the Fund's holding in industrials firm Ingersoll-Rand underperformed as the company reported weak results in the second and

                          Pioneer Research Fund | Annual Report | 12/31/11     5
     third quarters of 2011, partly due to lower-than-expected sales and margins at its relatively small residential HVAC division. We believe the corrective actions taken by Ingersoll's new CEO to replace management in the Residential Solutions segment indicates that the company will be more decisive than it has been in the past to address underperforming business units.

     Information Technology firm Rovi Corporation also underperformed for the Fund during the 12-month period, as the company experienced a significant correction in November 2011 after providing an outlook for fiscal 2012 that was below investor expectations. Rovi's legacy businesses, such as its Analog Copy Protection group, have been declining more rapidly than expected. However, Rovi's core businesses have attractive growth prospects, driven by the proliferation of digital media. Rovi provides digital entertainment technology solutions for searching and managing entertainment content.

     In materials, the Fund's positions with greater cyclical sensitivity, such as Owens Illinois and Freeport McMoRan Copper & Gold, lagged the overall sector due to concerns about the health of the global economy. In addition, both experienced company-specific issues that further affected performance: there was a labor strike at Freeport's Grasberg mine in Indonesia; and Owens Illinois experienced operational problems that we believe reflect weak management execution, and so we exited the Fund's position in Owens.

     In energy, the Fund's position in Nabors Industries, a land drilling contractor, also declined sharply during the period as a drop in gas prices increased the risk of a decline in both rig count and profit margins. We believe the over-supply conditions in the U.S. gas market may persist for an extended period, and so we exited the Fund's position in Nabors.

Q What changes did you make to the Fund's portfolio over the 12 months ended December 31, 2011, and how have you positioned the Fund heading into the new fiscal year?

A Pioneer Research Fund represents what we believe are the best ideas of Pioneer's team of equity research analysts. As such, we frequently add new names to the portfolio, and exit existing positions. Several of the larger Fund positions that we initiated in 2011 included Walt Disney (Disney), The Mosaic Company (Mosaic), and Church & Dwight. Several of the larger positions that we sold from the Fund's portfolio in 2011 included Coca Cola, Procter & Gamble and Morgan Stanley.

     Disney is one of the better-positioned media companies with high asset levels, including the ESPN network, which is one of Disney's largest profit drivers. There also has been increasing evidence of a significant improvement of returns of capital to Disney's shareholders, as evidenced by a rise in dividends and share buy-backs. Mosaic, a producer of potash and other crop nutrients, has a strong position within an industry that has attractive

6     Pioneer Research Fund | Annual Report | 12/31/11
     profit margins. Church & Dwight has a number of strong brands in the household and personal care segment, including the Arm & Hammer brand. The company has improved its profit margins through acquisitions as well as improved manufacturing facilities.

     We sold Coca Cola from the Fund mainly for valuation reasons, and we redeployed the proceeds to other positions within the consumer staples sector that we believe have more attractive valuations. We sold Procter & Gamble due to our concerns related to higher input costs as well as weak consumer demand. We sold Morgan Stanley due to weak industry fundamentals and regulatory uncertainty.

Q The U.S. economy showed some renewed signs of life over the final few weeks of 2011. Do you think the improvement will continue in 2012?

A Recent economic data reflecting trends in manufacturing, housing, jobs and consumer spending indicate that the economy is entering the first quarter of 2012 with positive momentum. While this represents an improvement over prior quarters, our outlook remains unchanged; that is, we believe the economy will produce positive, but below-trend growth. Against that backdrop, we expect companies to continue to generate solid profits. However, with the majority of profit margin improvements in the current cycle already behind us, we expect the growth rate in profits to decelerate over the coming quarters. While U.S. equities remain reasonably valued in our view, we expect that the volatility seen in the market over the prior year will continue as investor sentiment oscillates around global macroeconomic developments.

Please refer to the Schedule of Investments on pages 16-22 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                          Pioneer Research Fund | Annual Report | 12/31/11     7

Portfolio Summary | 12/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         97.9%
Depository Receipts for International Stocks                                2.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     19.1%
Financials                                                                 13.5%
Energy                                                                     12.4%
Health Care                                                                12.1%
Consumer Staples                                                           11.4%
Consumer Discretionary                                                     10.7%
Industrials                                                                10.5%
Utilities                                                                   3.7%
Materials                                                                   3.5%
Telecommunication Services                                                  3.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Exxon Mobil Corp.                                                      4.45%
 2. Apple, Inc.                                                            4.07
 3. Microsoft Corp.                                                        2.74
 4. Google, Inc.                                                           2.65
 5. JPMorgan Chase & Co.                                                   2.36
 6. 3M Co.                                                                 2.33
 7. Occidental Petro Corp.                                                 2.09
 8. Pfizer, Inc.                                                           2.04
 9. United Technology Corp.                                                2.02
10. Philip Morris International, Inc.                                      1.98

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8     Pioneer Research Fund | Annual Report | 12/31/11

Prices and Distributions | 12/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                     12/31/11                      12/31/10
--------------------------------------------------------------------------------
  A                                       $ 9.47                        $ 9.44
--------------------------------------------------------------------------------
  B                                       $ 8.94                        $ 8.93
--------------------------------------------------------------------------------
  C                                       $ 9.00                        $ 8.99
--------------------------------------------------------------------------------
  Y                                       $ 9.55                        $ 9.52
--------------------------------------------------------------------------------

Distributions per Share: 1/1/11-12/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net Investment        Short-Term        Long-Term
Class                          Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
  A                            $ 0.0620               $ --              $ --
--------------------------------------------------------------------------------
  B                            $   --                 $ --              $ --
--------------------------------------------------------------------------------
  C                            $   --                 $ --              $ --
--------------------------------------------------------------------------------
  Y                            $ 0.0850               $ --              $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                          Pioneer Research Fund | Annual Report | 12/31/11     9

Performance Update | 12/31/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund at public offering price, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                 Net Asset       Public Offering
Period                                           Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                                         3.30%            2.68%
5 Years                                          0.87            -0.33
1 Year                                           0.97            -4.87
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011, as revised
May 20, 2011)
--------------------------------------------------------------------------------
                                                 Gross           Net
--------------------------------------------------------------------------------
                                                 1.53%            1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Research                    Standard & Poor's
                                 Fund                              500 Index
12/01                          $ 9,425                              $10,000
12/02                          $ 7,287                              $ 7,791
12/03                          $ 9,081                              $10,024
12/04                          $10,114                              $11,114
12/05                          $10,842                              $11,660
12/06                          $12,481                              $13,500
12/07                          $13,352                              $14,241
12/08                          $ 8,649                              $ 8,973
12/09                          $11,166                              $11,348
12/10                          $12,906                              $13,060
12/011                         $13,032                              $13,333

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10     Pioneer Research Fund | Annual Report | 12/31/11

Performance Update | 12/31/11                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                    2.42%        2.42%
5 Years                                                    -0.02        -0.02
1 Year                                                      0.11        -3.89
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011, as revised
May 20, 2011)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                            2.47%        2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Research                    Standard & Poor's
                                 Fund                              500 Index
12/01                           $10,000                             $10,000
12/02                           $ 7,692                             $ 7,791
12/03                           $ 9,503                             $10,024
12/04                           $10,501                             $11,114
12/05                           $11,152                             $11,660
12/06                           $12,718                             $13,500
12/07                           $13,500                             $14,241
12/08                           $ 8,663                             $ 8,973
12/09                           $11,087                             $11,348
12/10                           $12,693                             $13,060
12/11                           $12,707                             $13,333

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2013, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Research Fund | Annual Report | 12/31/11     11

Performance Update | 12/31/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   2.47%        2.47%
5 Years                                                    0.02         0.02
1 Year                                                     0.11         0.11
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011, as revised
May 20, 2011)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           2.38%        2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Research                 Standard & Poor's
                                    Fund                          500 Index
12/01                             $10,000                          $10,000
12/02                             $ 7,700                          $ 7,791
12/03                             $ 9,517                          $10,024
12/04                             $10,525                          $11,114
12/05                             $11,174                          $11,660
12/06                             $12,743                          $13,500
12/07                             $13,533                          $14,241
12/08                             $ 8,699                          $ 8,973
12/09                             $11,128                          $11,348
12/10                             $12,744                          $13,060
12/11                             $12,758                          $13,333

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2013, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12     Pioneer Research Fund | Annual Report | 12/31/11

Performance Update | 12/31/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   3.52%        3.52%
5 Years                                                    1.22         1.22
1 Year                                                     1.20         1.20
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2011, as revised
May 20, 2011)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           0.96%        0.96%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                              Pioneer Research                 Standard & Poor's
                                    Fund                          500 Index
12/01                            $5,000,000                       $5,000,000
12/02                            $3,867,596                       $3,895,383
12/03                            $4,819,977                       $5,012,080
12/04                            $5,372,807                       $5,557,098
12/05                            $5,767,713                       $5,829,796
12/06                            $6,649,624                       $6,749,814
12/07                            $7,152,384                       $7,120,352
12/08                            $4,652,099                       $4,486,520
12/09                            $6,022,733                       $5,674,186
12/10                            $6,979,895                       $6,530,126
12/11                            $7,063,822                       $6,666,445

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on August 11, 2004, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Research Fund | Annual Report | 12/31/11     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Research Fund

Based on actual returns from July 1, 2011 through December 31, 2011.

--------------------------------------------------------------------------------
Share Class                     A              B            C             Y
--------------------------------------------------------------------------------
Beginning Account           $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/11
--------------------------------------------------------------------------------
Ending Account              $   954.08    $   949.99    $   950.35    $   954.81
Value on 12/31/11
--------------------------------------------------------------------------------
Expenses Paid               $     6.16    $    10.57    $    10.57    $     4.78
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15%, and 0.97% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14     Pioneer Research Fund | Annual Report | 12/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Research Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

--------------------------------------------------------------------------------
Share Class              A              B            C             Y
--------------------------------------------------------------------------------
Beginning Account    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/11
--------------------------------------------------------------------------------
Ending Account       $ 1,018.90    $ 1,014.37    $ 1,014.37    $ 1,020.32
Value on 12/31/11
--------------------------------------------------------------------------------
Expenses Paid        $     6.36    $    10.92    $    10.92    $     4.94
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15%, and 0.97% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                         Pioneer Research Fund | Annual Report | 12/31/11     15

Schedule of Investments | 12/31/11

-----------------------------------------------------------------------------
Shares                                                            Value
-----------------------------------------------------------------------------
          COMMON STOCKS -- 99.1%
          ENERGY -- 12.3%
          Integrated Oil & Gas -- 8.4%
 6,382    Chevron Corp.*                                          $   679,045
26,344    Exxon Mobil Corp.                                         2,232,917
11,218    Occidental Petroleum Corp.                                1,051,127
10,800    QEP Resources, Inc.                                         316,440
                                                                  -----------
                                                                  $ 4,279,529
-----------------------------------------------------------------------------
          Oil & Gas Drilling -- 0.4%
11,395    Nabors Industries, Inc.*                                $   197,589
-----------------------------------------------------------------------------
          Oil & Gas Equipment & Services -- 1.6%
 9,429    Baker Hughes, Inc.                                      $   458,627
 4,911    National-Oilwell Varco, Inc.*                               333,899
                                                                  -----------
                                                                  $   792,526
-----------------------------------------------------------------------------
          Oil & Gas Exploration & Production -- 1.9%
 7,453    Apache Corp.                                            $   675,093
 8,369    Southwestern Energy Co.*                                    267,306
                                                                  -----------
                                                                  $   942,399
                                                                  -----------
          Total Energy                                            $ 6,212,043
-----------------------------------------------------------------------------
          MATERIALS -- 3.5%
          Diversified Metals & Mining -- 1.1%
14,772    Freeport-McMoRan Copper & Gold, Inc. (Class B)          $   543,462
-----------------------------------------------------------------------------
          Fertilizers & Agricultural Chemicals -- 0.8%
 8,158    The Mosaic Co.                                          $   411,408
-----------------------------------------------------------------------------
          Specialty Chemicals -- 1.6%
 7,700    Celanese Corp.                                          $   340,879
 7,885    Ecolab, Inc.                                                455,832
                                                                  -----------
                                                                  $   796,711
                                                                  -----------
          Total Materials                                         $ 1,751,581
-----------------------------------------------------------------------------
          CAPITAL GOODS -- 8.3%
          Aerospace & Defense -- 2.6%
 4,808    Northrop Grumman Corp.                                  $   281,172
13,859    United Technologies Corp.                                 1,012,954
                                                                  -----------
                                                                  $ 1,294,126
-----------------------------------------------------------------------------
          Construction & Engineering -- 1.0%
17,709    KBR, Inc.                                               $   493,550
-----------------------------------------------------------------------------
          Construction & Farm Machinery & Heavy Trucks -- 0.3%
19,200    The Manitowoc Co., Inc.                                 $   176,448
-----------------------------------------------------------------------------
          Industrial Conglomerates -- 2.3%
14,322    3M Co.                                                  $ 1,170,537
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Research Fund | Annual Report | 12/31/11

-----------------------------------------------------------------------------
Shares                                                            Value
-----------------------------------------------------------------------------
          Industrial Machinery -- 2.1%
 7,372    Crane Co.                                               $   344,346
 7,500    Ingersoll-Rand Plc                                          228,525
 7,993    SPX Corp.                                                   481,738
                                                                  -----------
                                                                  $ 1,054,609
                                                                  -----------
          Total Capital Goods                                     $ 4,189,270
-----------------------------------------------------------------------------
          TRANSPORTATION -- 2.2%
          Air Freight & Couriers -- 0.9%
 6,240    United Parcel Service, Inc.                             $   456,706
-----------------------------------------------------------------------------
          Railroads -- 1.3%
 6,013    Union Pacific Corp.                                     $   637,017
                                                                  -----------
          Total Transportation                                    $ 1,093,723
-----------------------------------------------------------------------------
          CONSUMER SERVICES -- 4.1%
          Hotels, Resorts & Cruise Lines -- 0.1%
 2,567    Marriott International, Inc.                            $    74,879
-----------------------------------------------------------------------------
          Restaurants -- 4.0%
 1,770    Chipotle Mexican Grill, Inc.*                           $   597,800
 7,981    McDonald's Corp.                                            800,734
13,168    Starbucks Corp.                                             605,860
                                                                  -----------
                                                                  $ 2,004,394
                                                                  -----------
          Total Consumer Services                                 $ 2,079,273
-----------------------------------------------------------------------------
          MEDIA -- 3.9%
          Broadcasting -- 0.7%
13,091    CBS Corp. (Class B)                                     $   355,290
-----------------------------------------------------------------------------
          Cable & Satellite -- 1.4%
30,022    Comcast Corp.                                           $   711,822
-----------------------------------------------------------------------------
          Movies & Entertainment -- 1.2%
16,900    The Walt Disney Co.                                     $   633,750
-----------------------------------------------------------------------------
          Publishing -- 0.6%
 6,300    McGraw-Hill Co., Inc.                                   $   283,311
                                                                  -----------
          Total Media                                             $ 1,984,173
-----------------------------------------------------------------------------
          RETAILING -- 2.5%
          Department Stores -- 0.4%
 6,759    Macy's, Inc.                                            $   217,505
-----------------------------------------------------------------------------
          General Merchandise Stores -- 0.6%
 5,428    Family Dollar Stores, Inc.                              $   312,978
-----------------------------------------------------------------------------
          Internet Retail -- 1.5%
 4,412    Amazon.com, Inc.*                                       $   763,717
                                                                  -----------
          Total Retailing                                         $ 1,294,200
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Research Fund | Annual Report | 12/31/11     17

-----------------------------------------------------------------------------
Shares                                                            Value
-----------------------------------------------------------------------------
          FOOD & DRUG RETAILING -- 2.3%
          Drug Retail -- 1.7%
14,688    CVS/Caremark Corp.                                      $   598,977
 8,509    Walgreen Co.                                                281,308
                                                                  -----------
                                                                  $   880,285
-----------------------------------------------------------------------------
          Food Retail -- 0.6%
 4,400    Whole Foods Market, Inc.                                $   306,152
                                                                  -----------
          Total Food & Drug Retailing                             $ 1,186,437
-----------------------------------------------------------------------------
          FOOD, BEVERAGE & TOBACCO -- 6.3%
          Distillers & Vintners -- 0.8%
20,284    Constellation Brands, Inc.*                             $   419,270
-----------------------------------------------------------------------------
          Packaged Foods & Meats -- 1.7%
13,343    Campbell Soup Co.                                       $   443,521
 6,774    Hershey Foods Corp.                                         418,498
                                                                  -----------
                                                                  $   862,019
-----------------------------------------------------------------------------
          Soft Drinks -- 1.8%
 7,800    Fomento Economico Mexicano SA de CV (A.D.R.)*           $   543,738
 4,187    Hansen Natural Corp.*                                       385,790
                                                                  -----------
                                                                  $   929,528
-----------------------------------------------------------------------------
          Tobacco -- 2.0%
12,650    Philip Morris International, Inc.                       $   992,772
                                                                  -----------
          Total Food, Beverage & Tobacco                          $ 3,203,589
-----------------------------------------------------------------------------
          HOUSEHOLD & PERSONAL PRODUCTS -- 2.6%
          Household Products -- 1.1%
12,207    Church & Dwight Co., Inc.                               $   558,592
-----------------------------------------------------------------------------
          Personal Products -- 1.5%
 6,971    Estee Lauder Co.                                        $   782,983
                                                                  -----------
          Total Household & Personal Products                     $ 1,341,575
-----------------------------------------------------------------------------
          HEALTH CARE EQUIPMENT & SERVICES -- 3.6%
          Health Care Distributors -- 0.5%
 6,272    Cardinal Health, Inc.                                   $   254,706
-----------------------------------------------------------------------------
          Health Care Equipment -- 0.8%
 4,351    Baxter International, Inc.                              $   215,287
 3,858    Covidien, Ltd.                                              173,649
                                                                  -----------
                                                                  $   388,936
-----------------------------------------------------------------------------
          Health Care Services -- 0.8%
 2,527    DaVita, Inc.*                                           $   191,572
 4,047    Medco Health Solutions, Inc.*                               226,227
                                                                  -----------
                                                                  $   417,799
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Research Fund | Annual Report | 12/31/11

-----------------------------------------------------------------------------
Shares                                                            Value
-----------------------------------------------------------------------------
          Managed Health Care -- 1.5%
 4,311    Aetna, Inc.                                             $   181,881
 1,500    Humana, Inc.                                                131,415
 8,751    United Healthcare Group, Inc.                               443,501
                                                                  -----------
                                                                  $   756,797
                                                                  -----------
          Total Health Care Equipment & Services                  $ 1,818,238
-----------------------------------------------------------------------------
          PHARMACEUTICALS & BIOTECHNOLOGY -- 8.4%
          Biotechnology -- 2.4%
 2,492    Alexion Pharmaceuticals, Inc.*                          $   178,178
 4,880    Amgen, Inc.                                                 313,345
 8,876    Cubist Pharmaceuticals, Inc.*                               351,667
 5,730    Incyte Genomics, Inc.*                                       86,007
 6,600    Inhibitex, Inc.*                                             72,204
 7,005    Vertex Pharmaceuticals, Inc.*                               232,636
                                                                  -----------
                                                                  $ 1,234,037
-----------------------------------------------------------------------------
          Pharmaceuticals -- 6.0%
 4,830    Allergan, Inc.                                          $   423,784
22,651    Merck & Co., Inc.                                           853,943
12,479    Mylan, Inc.*                                                267,799
47,359    Pfizer, Inc.                                              1,024,849
 3,595    Teva Pharmaceutical Industries, Ltd. (A.D.R.)               145,094
 5,240    Watson Pharmaceuticals, Inc.*                               316,182
                                                                  -----------
                                                                  $ 3,031,651
                                                                  -----------
          Total Pharmaceuticals & Biotechnology                   $ 4,265,688
-----------------------------------------------------------------------------
          BANKS -- 3.7%
          Diversified Banks -- 1.7%
30,956    Wells Fargo & Co.                                       $   853,147
-----------------------------------------------------------------------------
          Regional Banks -- 2.0%
12,187    PNC Bank Corp.                                          $   702,824
16,700    SunTrust Banks, Inc.*                                       295,590
                                                                  -----------
                                                                  $   998,414
                                                                  -----------
          Total Banks                                             $ 1,851,561
-----------------------------------------------------------------------------
          DIVERSIFIED FINANCIALS -- 5.4%
          Asset Management & Custody Banks -- 0.5%
13,300    Invesco, Ltd.                                           $   267,197
-----------------------------------------------------------------------------
          Consumer Finance -- 1.8%
11,261    Capital One Financial Corp.                             $   476,228
17,630    Discover Financial Services LLC                             423,120
                                                                  -----------
                                                                  $   899,348
-----------------------------------------------------------------------------
          Diversified Financial Services -- 2.3%
35,604    JPMorgan Chase & Co.*                                   $ 1,183,833
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Research Fund | Annual Report | 12/31/11     19

-----------------------------------------------------------------------------
Shares                                                            Value
-----------------------------------------------------------------------------
          Investment Banking & Brokerage -- 0.4%
23,200    E*Trade Financial Corp.*                                $   184,672
-----------------------------------------------------------------------------
          Specialized Finance -- 0.4%
   910    CME Group, Inc.                                         $   221,740
                                                                  -----------
          Total Diversified Financials                            $ 2,756,790
-----------------------------------------------------------------------------
          INSURANCE -- 3.9%
          Life & Health Insurance -- 2.1%
 8,068    Aflac, Inc.                                             $   349,022
 8,370    Prudential Financial, Inc.                                  419,504
14,534    Unum Group Co.                                              306,231
                                                                  -----------
                                                                  $ 1,074,757
-----------------------------------------------------------------------------
          Property & Casualty Insurance -- 1.8%
 7,908    ACE, Ltd.                                               $   554,509
12,541    Allstate Corp.                                              343,749
                                                                  -----------
                                                                  $   898,258
                                                                  -----------
          Total Insurance                                         $ 1,973,015
-----------------------------------------------------------------------------
          REAL ESTATE -- 0.4%
          Residential Real Estate Investment Trust -- 0.4%
 4,300    American Campus Communities, Inc.                       $   180,428
                                                                  -----------
          Total Real Estate                                       $   180,428
-----------------------------------------------------------------------------
          SOFTWARE & SERVICES -- 9.7%
          Application Software -- 1.4%
 4,516    Citrix Systems, Inc.*                                   $   274,212
23,801    Compuware Corp.*                                            198,024
 9,945    Nuance Communications, Inc.*                                250,216
                                                                  -----------
                                                                  $   722,452
-----------------------------------------------------------------------------
          Internet Software & Services -- 3.3%
 2,060    Google Inc.*                                            $ 1,330,554
22,286    Yahoo! Inc.*                                                359,473
                                                                  -----------
                                                                  $ 1,690,027
-----------------------------------------------------------------------------
          Systems Software -- 5.0%
52,955    Microsoft Corp.                                         $ 1,374,712
34,976    Oracle Corp.                                                897,134
 9,727    Rovi Corp.*                                                 239,090
                                                                  -----------
                                                                  $ 2,510,936
                                                                  -----------
          Total Software & Services                               $ 4,923,415
-----------------------------------------------------------------------------
          TECHNOLOGY HARDWARE & EQUIPMENT -- 7.3%
          Communications Equipment -- 2.0%
 4,800    Acme Packet, Inc.*                                      $   148,368
12,000    Juniper Networks, Inc.*                                     244,920
11,359    Qualcomm, Inc.                                              621,337
                                                                  -----------
                                                                  $ 1,014,625
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer Research Fund | Annual Report | 12/31/11

-----------------------------------------------------------------------------
Shares                                                            Value
-----------------------------------------------------------------------------
          Computer Hardware -- 5.0%
 5,046    Apple, Inc.*                                           $  2,043,630
19,530    Hewlett-Packard Co.                                         503,093
                                                                 ------------
                                                                 $  2,546,723
-----------------------------------------------------------------------------
          Technology Distributors -- 0.3%
 4,451    Arrow Electronics, Inc.*                               $    166,512
                                                                 ------------
          Total Technology Hardware & Equipment                  $  3,727,860
-----------------------------------------------------------------------------
          SEMICONDUCTORS -- 1.9%
          Semiconductor Equipment -- 1.1%
19,322    Applied Materials, Inc.                                $    206,939
 8,545    ASM Lithography Holdings NV (A.D.R.)                        357,096
                                                                 ------------
                                                                 $    564,035
-----------------------------------------------------------------------------
          Semiconductors -- 0.8%
10,700    Analog Devices, Inc.                                   $    382,846
                                                                 ------------
          Total Semiconductors                                   $    946,881
-----------------------------------------------------------------------------
          TELECOMMUNICATION SERVICES -- 3.1%
          Integrated Telecommunication Services -- 3.1%
18,331    CenturyLink, Inc.                                      $    681,913
17,786    Verizon Communications, Inc.                                713,574
15,234    Windstream Corp.                                            178,847
                                                                 ------------
                                                                 $  1,574,334
                                                                 ------------
          Total Telecommunication Services                       $  1,574,334
-----------------------------------------------------------------------------
          UTILITIES -- 3.7%
          Electric Utilities -- 2.2%
19,944    American Electric Power Co., Inc.                      $    823,887
 9,844    PPL Corp.                                                   289,610
                                                                 ------------
                                                                 $  1,113,497
-----------------------------------------------------------------------------
          Multi-Utilities -- 1.5%
22,614    Ameren Corp.                                           $    749,200
                                                                 ------------
          Total Utilities                                        $  1,862,697
-----------------------------------------------------------------------------
          TOTAL COMMON STOCKS
          (Cost $43,305,405)                                     $ 50,216,771
-----------------------------------------------------------------------------
          TOTAL INVESTMENT IN SECURITIES -- 99.1%
          (Cost $43,305,405) (a)                                 $ 50,216,771
-----------------------------------------------------------------------------
          OTHER ASSETS AND LIABILITIES -- 0.9%                   $    477,265
-----------------------------------------------------------------------------
          TOTAL NET ASSETS -- 100.0%                             $ 50,694,036
=============================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Research Fund | Annual Report | 12/31/11     21

(A.D.R.)  American Depositary Receipt

*         Non-income producing security.

(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $44,085,962 was as follows:

          Aggregate gross unrealized gain for all investments in which there is an
            excess of value over tax cost                                             $8,028,295
          Aggregate gross unrealized loss for all investments in which there is an
            excess of tax cost over value                                             (1,897,486)
                                                                                      ----------
          Net unrealized gain                                                         $6,130,809
                                                                                      ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2011 aggregated $32,644,890 and $49,450,700, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                                Level 1        Level 2    Level 3    Total
--------------------------------------------------------------------------------
Common Stocks                   $50,216,771    $ --       $ --       $50,216,771
--------------------------------------------------------------------------------
 Total                          $50,216,771    $ --       $ --       $50,216,771
================================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Research Fund | Annual Report | 12/31/11

Statement of Assets and Liabilities | 12/31/11

ASSETS:
  Investment in securities (cost $43,305,405)                           $50,216,771
  Cash                                                                      467,939
  Receivables --
   Fund shares sold                                                          29,336
   Dividends                                                                 70,209
   Due from Pioneer Investment Management, Inc.                               4,720
  Other                                                                      37,090
-----------------------------------------------------------------------------------
     Total assets                                                       $50,826,065
-----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                      $    24,827
   Fund shares repurchased                                                   45,890
  Due to affiliates                                                           8,383
  Accrued audit fees                                                         36,527
  Accrued expenses                                                           16,402
-----------------------------------------------------------------------------------
     Total liabilities                                                  $   132,029
-----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $74,050,110
  Accumulated net realized loss on investments and foreign currency
   transactions                                                         (30,267,345)
  Net unrealized gain on investments                                      6,911,366
  Net unrealized loss on other assets and liabilities denominated in
   foreign currencies                                                           (95)
-----------------------------------------------------------------------------------
     Total net assets                                                   $50,694,036
===================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $15,956,887/1,684,556 shares)                       $      9.47
  Class B (based on $2,096,545/234,537 shares)                          $      8.94
  Class C (based on $1,829,467/203,386 shares)                          $      9.00
  Class Y (based on $30,811,137/3,225,122 shares)                       $      9.55
MAXIMUM OFFERING PRICE:
  Class A ($9.47 [divided by] 94.25%)                                   $     10.05
===================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Research Fund | Annual Report | 12/31/11     23

Statement of Operations

For the Year Ended 12/31/11

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $3,299)                     $  1,025,411
  Interest                                                                         272
  Income from securities loaned, net                                             2,038
---------------------------------------------------------------------------------------------------------
     Total investment income                                                                 $  1,027,721
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $    371,550
  Transfer agent fees
   Class A                                                                      31,398
   Class B                                                                      12,193
   Class C                                                                       4,784
   Class Y                                                                         945
  Distribution fees
   Class A                                                                      37,598
   Class B                                                                      27,590
   Class C                                                                      18,103
  Shareholder communications expense                                            24,276
  Administrative reimbursements                                                 16,712
  Custodian fees                                                                12,998
  Registration fees                                                             58,451
  Professional fees                                                             50,099
  Printing expense                                                              27,010
  Fees and expenses of nonaffiliated Trustees                                    7,167
  Miscellaneous                                                                  7,931
---------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $    708,805
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                                        (58,735)
---------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $    650,070
---------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $    377,651
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                            $  8,271,100
   Class action                                                                  4,105
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                          (4,558)      $  8,270,647
---------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                            $ (7,289,763)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                             (95)      $ (7,289,858)
---------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                  $    980,789
---------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                       $  1,358,440
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

24     Pioneer Research Fund | Annual Report | 12/31/11

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                   Year Ended         Year Ended
                                                                   12/31/11           12/31/10
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $    377,651       $   436,539
Net realized gain on investments, class action and foreign
  currency transactions                                               8,270,647         6,542,204
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                              (7,289,858)        2,212,365
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $  1,358,440       $ 9,191,108
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.06 and $0.05 per share, respectively)               $   (104,114)      $   (71,140)
   Class Y ($0.09 and $0.08 per share, respectively)                   (274,407)         (377,644)
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $   (378,521)      $  (448,784)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                       $ 10,090,665       $ 3,998,574
Reinvestment of distributions                                           124,447            65,785
Cost of shares repurchased                                          (27,265,188)      (10,528,619)
--------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                       $(17,050,076)      $(6,464,260)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                           $(16,070,157)      $ 2,278,064
NET ASSETS:
Beginning of year                                                    66,764,193        64,486,129
--------------------------------------------------------------------------------------------------
End of year                                                        $ 50,694,036       $66,764,193
==================================================================================================
Undistributed net investment income                                $         --       $     4,328
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Research Fund | Annual Report | 12/31/11     25

--------------------------------------------------------------------------------------------
                                   '11 Shares    '11 Amount       '10 Shares    '10 Amount
--------------------------------------------------------------------------------------------
Class A
Shares sold                           559,185    $   5,333,172     258,324      $ 2,197,792
Reinvestment of distributions          10,324           98,429       6,924           64,665
Less shares repurchased              (356,498)      (3,406,360)   (482,650)      (3,980,029)
--------------------------------------------------------------------------------------------
   Net increase (decrease)            213,011    $   2,025,241    (217,402)     $(1,717,572)
============================================================================================
Class B
Shares sold or exchanged               79,881    $     729,136      23,467      $   195,010
Less shares repurchased              (229,858)      (2,073,050)   (209,949)      (1,670,544)
--------------------------------------------------------------------------------------------
   Net decrease                      (149,977)   $  (1,343,914)   (186,482)     $(1,475,534)
============================================================================================
Class C
Shares sold                            58,388    $     535,815      58,905      $   473,653
Less shares repurchased               (36,319)        (318,410)    (58,823)        (463,357)
--------------------------------------------------------------------------------------------
   Net increase                        22,069    $     217,405          82      $    10,296
============================================================================================
Class Y
Shares sold                           353,599    $   3,492,542     134,166      $ 1,132,119
Reinvestment of distributions           2,708           26,018         119            1,120
Less shares repurchased            (2,152,929)     (21,467,368)   (516,642)      (4,414,689)
--------------------------------------------------------------------------------------------
   Net decrease                    (1,796,622)   $ (17,948,808)   (382,357)     $(3,281,450)
============================================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer Research Fund | Annual Report | 12/31/11

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                           12/31/11      12/31/10      12/31/09      12/31/08      12/31/07
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  9.44       $  8.21       $  6.43       $ 10.09       $ 11.23
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.05       $  0.05       $  0.06       $  0.09       $  0.06
 Net realized and unrealized gain (loss) on investments       0.04          1.23          1.81         (3.65)         0.75
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.09       $  1.28       $  1.87       $ (3.56)      $  0.81
Distributions to shareowners:
 Net investment income                                       (0.06)        (0.05)        (0.09)        (0.10)        (0.05)
 Net realized gain                                              --            --            --            --         (1.90)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.03       $  1.23       $  1.78       $ (3.66)      $ (1.14)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.47       $  9.44       $  8.21       $  6.43       $ 10.09
=============================================================================================================================
Total return*                                                 0.97%        15.58%        29.11%       (35.22)%        6.98%
Ratio of net expenses to average net assets+                  1.25%         1.25%         1.25%         1.26%         1.21%
Ratio of net investment income to average net assets+         0.59%         0.56%         0.90%         0.96%         0.56%
Portfolio turnover rate                                         57%           57%           90%           87%           82%
Net assets, end of period (in thousands)                   $15,957       $13,890       $13,866       $10,110       $18,022
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 1.55%         1.53%         1.62%         1.36%         1.21%
 Net investment income                                        0.29%         0.28%         0.53%         0.85%         0.56%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 1.25%         1.25%         1.25%         1.25%         1.20%
 Net investment income                                        0.59%         0.56%         0.90%         0.96%         0.56%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Annual Report | 12/31/11    27

----------------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                12/31/11      12/31/10      12/31/09      12/31/08      12/31/07
----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                            $  8.93       $  7.80       $  6.10       $  9.52       $ 10.73
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $ (0.04)      $ (0.03)         0.00(a)       0.00(a)    $ (0.03)
 Net realized and unrealized gain (loss) on investments            0.05          1.16          1.71         (3.41)         0.72
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $  0.01       $  1.13       $  1.71       $ (3.41)      $  0.69
Distributions to shareowners:
 Net investment income                                               --(b)         --         (0.01)        (0.01)           --
 Net realized gain                                                   --(b)         --            --            --         (1.90)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  0.01       $  1.13       $  1.70       $ (3.42)      $ (1.21)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  8.94       $  8.93       $  7.80       $  6.10       $  9.52
==================================================================================================================================
Total return*                                                      0.11%        14.49%        27.98%       (35.83)%        6.14%
Ratio of net expenses to average net assets+                       2.15%         2.15%         2.15%         2.16%         2.07%
Ratio of net investment income (loss) to average net assets+      (0.36)%       (0.36)%        0.03%         0.02%        (0.30)%
Portfolio turnover rate                                              57%           57%           90%           87%           82%
Net assets, end of period (in thousands)                        $ 2,097       $ 3,434       $ 4,453       $ 5,908       $13,655
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      2.52%         2.47%         2.54%         2.22%         2.07%
 Net investment loss                                              (0.73)%       (0.68)%       (0.36)%       (0.04)%       (0.30)%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                      2.15%         2.15%         2.15%         2.15%         2.07%
 Net investment income (loss)                                     (0.36)%       (0.36)%        0.03%         0.03%        (0.30)%
==================================================================================================================================

(a)  Amounts round to less than $0.01 per share.
(b) Dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer Funds, as permitted by existing exchange privileges.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Research Fund | Annual Report | 12/31/11

----------------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                12/31/11      12/31/10      12/31/09      12/31/08      12/31/07
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $  8.99       $  7.85       $  6.16       $  9.60       $ 10.80
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $ (0.03)      $ (0.03)         0.00(a)    $  0.02       $ (0.02)
 Net realized and unrealized gain (loss) on investments            0.04          1.17          1.72         (3.45)         0.72
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $  0.01       $  1.14       $  1.72       $ (3.43)      $  0.70
Distributions to shareowners:
 Net investment income                                               --            --         (0.03)        (0.01)           --
 Net realized gain                                                   --            --            --            --         (1.90)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  0.01       $  1.14       $  1.69       $ (3.44)      $ (1.20)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  9.00       $  8.99       $  7.85       $  6.16       $  9.60
==================================================================================================================================
Total return*                                                      0.11%        14.52%        27.93%       (35.72)%        6.20%
Ratio of net expenses to average net assets+                       2.15%         2.15%         2.15%         2.05%         1.95%
Ratio of net investment income (loss) to average net assets+      (0.32)%       (0.33)%        0.01%         0.14%        (0.18)%
Portfolio turnover rate                                              57%           57%           90%           87%           82%
Net assets, end of period (in thousands)                        $ 1,829       $ 1,630       $ 1,422       $ 1,230       $ 2,945
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      2.35%         2.38%         2.50%         2.05%         1.95%
 Net investment income (loss)                                     (0.52)%       (0.56)%       (0.34)%        0.14%        (0.18)%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                      2.15%         2.15%         2.15%         2.05%         1.94%
 Net investment income (loss)                                     (0.32)%       (0.33)%        0.01%         0.14%        (0.17)%
==================================================================================================================================

(a)  Amounts round to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Research Fund | Annual Report | 12/31/11    29

-----------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                           12/31/11      12/31/10      12/31/09      12/31/08      12/31/07
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $  9.52        $ 8.28       $  6.48       $ 10.19       $  11.31
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.09        $ 0.08       $  0.12       $  0.14       $   0.10
 Net realized and unrealized gain (loss) on investments       0.03          1.24          1.79         (3.71)          0.78
-----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations      $  0.12        $ 1.32       $  1.91       $ (3.57)      $   0.88
Distributions to shareowners:
 Net investment income                                       (0.09)        (0.08)        (0.11)        (0.14)         (0.10)
 Net realized gain                                              --            --            --            --          (1.90)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.03        $ 1.24       $  1.80       $ (3.71)      $  (1.12)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  9.55        $ 9.52       $  8.28       $  6.48       $  10.19
=============================================================================================================================
Total return*                                                 1.20%        15.89%        29.46%       (34.96)%         7.56%
Ratio of net expenses to average net assets+                  0.97%         0.96%         0.97%         0.82%          0.74%
Ratio of net investment income to average net assets+         0.81%         0.86%         1.22%         1.36%          1.03%
Portfolio turnover rate                                         57%           57%           90%           87%            82%
Net assets, end of period (in thousands)                   $30,811       $47,810       $44,744       $73,947       $153,377
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 0.97%         0.96%         0.97%         0.82%          0.74%
 Net investment income                                        0.81%         0.86%         1.22%         1.36%          1.03%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 0.97%         0.96%         0.97%         0.82%          0.74%
 Net investment income                                        0.81%         0.86%         1.22%         1.36%          1.03%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Research Fund | Annual Report | 12/31/11

Notes to Financial Statements | 12/31/11

1.   Organization and Significant Accounting Policies

Pioneer Research Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                         Pioneer Research Fund | Annual Report | 12/31/11     31

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed-income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

     At December 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

32     Pioneer Research Fund | Annual Report | 12/31/11

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Fund had no outstanding portfolio or settlement hedges as of December 31, 2011.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

                         Pioneer Research Fund | Annual Report | 12/31/11     33

     At December 31, 2011, the Fund had a net capital loss carryforward of $29,486,788 of which the following amounts will expire in 2016 and 2017, if not utilized: $3,215,779 in 2016 and $26,271,009 in 2017.

     At December 31, 2011, the Fund reclassified $3,458 to decrease undistributed net investment income, $4,743 to decrease accumulated net realized loss and $1,285 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

--------------------------------------------------------------------------------
                                                               2011         2010
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                            $378,521     $448,784
--------------------------------------------------------------------------------
  Total                                                    $378,521     $448,784
================================================================================

     The following shows components of distributable earnings on a federal income tax basis at December 31, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributable earnings:
Capital loss carryforward                                         $ (29,486,788)
Net unrealized gain                                                   6,130,714
--------------------------------------------------------------------------------
  Total                                                           $ (23,356,074)
================================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (Uni-Credit), earned $2,676 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2011.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the fiscal year, the Fund recognized gains of $4,105 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

34     Pioneer Research Fund | Annual Report | 12/31/11

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Securities Lending

     The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Fund had no securities on loan.

                         Pioneer Research Fund | Annual Report | 12/31/11     35

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For year ended December 31, 2011, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended December 31, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2013 for Class A, Class B and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,890 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended December 31, 2011, such out-of-pocket expenses by class of shares were as follows:

36     Pioneer Research Fund | Annual Report | 12/31/11

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $16,315
Class B                                                                    3,351
Class C                                                                    2,022
Class Y                                                                    2,588
--------------------------------------------------------------------------------
  Total                                                                  $24,276
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,059 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2011.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $434 in distribution fees payable to PFD at December 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2011, CDSCs in the amount of $1,118 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2011, the Fund's expenses were not reduced under such arrangements.

                         Pioneer Research Fund | Annual Report | 12/31/11     37

6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 was as follows:

-------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging
Instruments Under
Accounting                                                                              Realized Loss
Standards                                                                               on Derivatives
Codification (ASC)     Location of Gain or (Loss) on                                    Recognized in
815                    Derivatives Recognized in Income                                 Income
-------------------------------------------------------------------------------------------------------
Foreign Exchange      Net realized loss on forward foreign currency contracts and         $ (2,085)
Contracts             other assets and liabilities denominated in foreign currencies

38     Pioneer Research Fund | Annual Report | 12/31/11

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Research Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Research Fund (the "Fund"), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Research Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
February 22, 2012

                         Pioneer Research Fund | Annual Report | 12/31/11     39

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Research Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

40     Pioneer Research Fund | Annual Report | 12/31/11

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one, three and five year periods ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's

                         Pioneer Research Fund | Annual Report | 12/31/11     41
costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

42     Pioneer Research Fund | Annual Report | 12/31/11

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                         Pioneer Research Fund | Annual Report | 12/31/11     43

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

44     Pioneer Research Fund | Annual Report | 12/31/11

Interested Trustees

--------------------------------------------------------------------------------
                              Position Held            Length of Service
Name and Age                  With the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Chairman of the Board,   Trustee since 1999.
                              Trustee and President    Serves until a successor
                                                       trustee is elected or
                                                       earlier retirement or
                                                       removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Trustee and Executive    Trustee since 2007.
                              Vice President           Serves until a successor
                                                       trustee is elected or
                                                       earlier retirement or
                                                       removal.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                  Principal Occupation                                               Held by this Trustee
----------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Non-Executive Chairman and a director of Pioneer Investment        None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional Asset
                              Management, Inc. (since 2006); Director of Pioneer Alternative
                              Investment Management Limited (Dublin) (until October 2011);
                              President and a director of Pioneer Alternative Investment Man-
                              agement (Bermuda) Limited and affiliated funds; Deputy Chair-
                              man and a director of Pioneer Global Asset Management S.p.A.
                              ("PGAM") (until April 2010); Director of PIOGLOBAL Real Estate
                              Investment Fund (Russia) (until June 2006); Director of Nano-C,
                              Inc. (since 2003); Director of Cole Management Inc. (2004 -
                              2011); Director of Fiduciary Counseling, Inc. (until December
                              2001); President and Director of Pioneer Funds Distributor, Inc.
                              ("PFD") (until May 2006); President of all of the Pioneer Funds;
                              and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Director, CEO and President of PIM-USA (since February 2007);      None
                              Director and President of Pioneer and Pioneer Institutional Asset
                              Management, Inc. (since February 2007); Executive Vice Presi-
                              dent of all of the Pioneer Funds (since March 2007); Director of
                              PGAM (2007 - 2010); Head of New Europe Division, PGAM
                              (2000 - 2005); and Head of New Markets Division, PGAM (2005
                              - 2007)
----------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                          Pioneer Research Fund | Annual Report | 12/31/11    45

Independent Trustees

------------------------------------------------------------------------
                              Position Held    Length of Service
Name and Age                  With the Fund    and Term of Office
------------------------------------------------------------------------
David R. Bock (68)            Trustee          Trustee since 2005.
                                               Serves until a successor
                                               trustee is elected or
                                               earlier retirement or
                                               removal.
------------------------------------------------------------------------
Mary K. Bush (63)             Trustee          Trustee since 1999.
                                               Serves until a successor
                                               trustee is elected or
                                               earlier retirement or
                                               removal.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Other Directorships
Name and Age                  Principal Occupation                                                   Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)            Managing Partner, Federal City Capital Advisors (corporate advi-       Director of Enterprise Com-
                              sory services company) (1997 - 2004 and 2008 - present);               munity Investment, Inc.
                              Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     (privately held affordable
                              held research and consulting company) (2010); Executive Vice           housing finance company)
                              President and Chief Financial Officer, I-trax, Inc. (publicly traded   (1985 - 2010); Director of
                              health care services company) (2004 - 2007); and Executive             Oxford Analytica, Inc. (2008
                              Vice President and Chief Financial Officer, Pedestal Inc. (internet-   - present); Director of The
                              based mortgage trading company) (2000 - 2002)                          Swiss Helvetia Fund, Inc.
                                                                                                     (closed-end fund) (2010 -
                                                                                                     present); and Director of
                                                                                                     New York Mortgage Trust
                                                                                                     (publicly traded mortgage
                                                                                                     REIT) (2004 - 2009,
                                                                                                     2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)             Chairman, Bush International, LLC (international financial advi-       Director of Marriott Interna-
                              sory firm) (1991 - present); Senior Managing Director, Brock           tional, Inc. (2008 -
                              Capital Group, LLC (strategic business advisors) (2010 -               present); Director of Dis-
                              present); Managing Director, Federal Housing Finance Board             cover Financial Services
                              (oversight of Federal Home Loan Bank system) (1989 - 1991);            (credit card issuer and elec-
                              Vice President and Head of International Finance, Federal              tronic payment services)
                              National Mortgage Association (1988 - 1989); U.S. Alternate            (2007 - present); Former
                              Executive Director, International Monetary Fund (1984 - 1988);         Director of Briggs & Stratton
                              Executive Assistant to Deputy Secretary of the U.S. Treasury, U.S.     Co. (engine manufacturer)
                              Treasury Department (1982 - 1984); and Vice President and              (2004 - 2009); Former
                              Team Leader in Corporate Banking, Bankers Trust Co. (1976 -            Director of UAL Corporation
                              1982)                                                                  (airline holding company)
                                                                                                     (2006 - 2010); Director of

46    Pioneer Research Fund | Annual Report | 12/31/11

------------------------------------------------------------------------------------------------------------------------------------
                                 Position Held    Length of Service                             Other Directorships
Name and Age                     With the Fund    and Term of Office    Principal Occupation    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63) (continued)                                                                   ManTech International
                                                                                                Corporation (national secu-
                                                                                                rity, defense, and intelli-
                                                                                                gence technology firm)
                                                                                                (2006 - present); Member,
                                                                                                Board of Governors, Invest-
                                                                                                ment Company Institute
                                                                                                (2007 - present); Member,
                                                                                                Board of Governors, Inde-
                                                                                                pendent Directors Council
                                                                                                (2007 - present); Former
                                                                                                Director of Brady Corpora-
                                                                                                tion (2000 - 2007); Former
                                                                                                Director of Mortgage Guar-
                                                                                                anty Insurance Corporation
                                                                                                (1991 - 2006); Former
                                                                                                Director of Millennium
                                                                                                Chemicals, Inc. (commodity
                                                                                                chemicals) (2002 - 2005);
                                                                                                Former Director, R.J.
                                                                                                Reynolds Tobacco Holdings,
                                                                                                Inc. (tobacco) (1999 -
                                                                                                2005); and Former Director
                                                                                                of Texaco, Inc. (1997 -
                                                                                                2001)
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer Research Fund | Annual Report | 12/31/11
47

-----------------------------------------------------------------------
                              Position Held   Length of Service
Name and Age                  With the Fund   and Term of Office
-----------------------------------------------------------------------
Benjamin M. Friedman (67)     Trustee         Trustee since 2008.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
-----------------------------------------------------------------------
Margaret B.W. Graham (64)     Trustee         Trustee since 1999.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
-----------------------------------------------------------------------
Thomas J. Perna (61)          Trustee         Trustee since 2006.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
-----------------------------------------------------------------------
Marguerite A. Piret (63)      Trustee         Trustee since 1999.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
-----------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                  Principal Occupation                                               Held by this Trustee
-------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)     William Joseph Maier Professor of Political Economy, Harvard       Trustee, Mellon Institutional
                              University (1972 - present)                                        Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversaw
                                                                                                 17 portfolios in fund com-
                                                                                                 plex) (1989 - 2008)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Founding Director, Vice President and Corporate Secretary,         None
                              The Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and Organiza-
                              tional Learning, Xerox PARC, Xerox's Advance Research Center
                              (1990 - 1994)
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)          Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-   Director, Broadridge Finan-
                              ogy products for securities lending industry) (2008 - present);    cial Solutions, Inc. (investor
                              private investor (2004 - 2008); and Senior Executive Vice          communications and securi-
                              President, The Bank of New York (financial and securities ser-     ties processing provider for
                              vices) (1986 - 2004)                                               financial services industry)
                                                                                                 (2009 - present); and
                                                                                                 Director, Quadriserv, Inc.
                                                                                                 (2005 - present)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)      President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                              Inc. (investment banking firm) (1981 - present)                    High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company) (2004 - present);
                                                                                                 and member, Board of Gov-
                                                                                                 ernors, Investment Company
                                                                                                 Institute (2000 - 2006)
-------------------------------------------------------------------------------------------------------------------------------

48    Pioneer Research Fund | Annual Report | 12/31/11

-----------------------------------------------------------------------
                              Position Held   Length of Service
Name and Age                  With the Fund   and Term of Office
-----------------------------------------------------------------------
Stephen K. West (83)          Trustee         Trustee since 1999.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
-----------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                  Principal Occupation                                             Held by this Trustee
---------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)          Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -       Director, The Swiss Helvetia
                              present); and Partner, Sullivan & Cromwell LLP (prior to 1998)   Fund, Inc. (closed-end
                                                                                               investment company); and
                                                                                               Director, AMVESCAP, PLC
                                                                                               (investment manager)
                                                                                               (1997 - 2005)
---------------------------------------------------------------------------------------------------------------------------

                          Pioneer Research Fund | Annual Report | 12/31/11    49

Fund Officers

--------------------------------------------------------------------------
                              Position Held         Length of Service
Name and Age                  With the Fund         and Term of Office
--------------------------------------------------------------------------
Christopher J. Kelley (47)    Secretary             Since 2010. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------
Carol B. Hannigan (50)        Assistant Secretary   Since 2010. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------
Thomas Reyes (49)             Assistant Secretary   Since 2010. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------
Mark E. Bradley (52)          Treasurer             Since 2008. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Treasurer   Since 2000. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------
Gary Sullivan (53)            Assistant Treasurer   Since 2002. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships
Name and Age                  Principal Occupation                                                Held by this Officer
-----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)    Vice President and Associate General Counsel of Pioneer since       None
                              January 2008 and Secretary of all of the Pioneer Funds since
                              June 2010; Assistant Secretary of all of the Pioneer Funds from
                              September 2003 to May 2010; and Vice President and Senior
                              Counsel of Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)        Fund Governance Director of Pioneer since December 2006 and         None
                              Assistant Secretary of all the Pioneer Funds since June 2010;
                              Manager - Fund Governance of Pioneer from December 2003 to
                              November 2006; and Senior Paralegal of Pioneer from January
                              2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)             Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                              all the Pioneer Funds since June 2010; and Vice President and
                              Counsel at State Street Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)          Vice President - Fund Accounting, Administration and Controller-    None
                              ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                              since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                              Funds from March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Vice President - Fund Accounting, Administration and      None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)            Fund Accounting Manager - Fund Accounting, Administration and       None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------

50    Pioneer Research Fund | Annual Report | 12/31/11

-------------------------------------------------------------------------------
                              Position Held              Length of Service
Name and Age                  With the Fund              and Term of Office
-------------------------------------------------------------------------------
David F. Johnson (32)         Assistant Treasurer        Since 2009. Serves at
                                                         the discretion of the
                                                         Board.
-------------------------------------------------------------------------------
Jean M. Bradley (59)          Chief Compliance Officer   Since 2010. Serves at
                                                         the discretion of the
                                                         Board.
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                  Principal Occupation                                               Held by this Officer
----------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)         Fund Administration Manager - Fund Accounting, Administration      None
                              and Controllership Services since November 2008; Assistant
                              Treasurer of all of the Pioneer Funds since January 2009; and
                              Client Service Manager - Institutional Investor Services at State
                              Street Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)          Chief Compliance Officer of Pioneer and of all the Pioneer Funds   None
                              since March 2010; Director of Adviser and Portfolio Compliance
                              at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                              October 2005
----------------------------------------------------------------------------------------------------------------------

                          Pioneer Research Fund | Annual Report | 12/31/11    51

                           This page for your notes.

52     Pioneer Research Fund | Annual Report | 12/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the routine and non routine filings of its Form
N-1A, totaled approximately $31,786 in 2011 and $31,786 in 2010.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years ended December 31, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2011 and $8,290 in 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $8,290 in 2011 and $8,290 in 2010.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Research Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 29, 2012

* Print the name and title of each signing officer under his or her signature.